SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

May 15, 2007

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Bylaws

On May 15, 2007, the Board of Directors of Pacific Continental Corporation, the bank holding company for Pacific Continental Bank, approved an amendment to its Bylaws to eliminate the staggered board provision and increase the range of the directors to between six and fifteen members. The amendment is consistent with the amendment to the Articles of Incorporation that was approved by the shareholders at the 2007 Annual Meeting and provides that each director hold office until the next annual meeting of the shareholders. A copy of the amendment to the Bylaws is attached as an exhibit to this report and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c) Not applicable
(d)  Exhibits
99.1 Amendment to the Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007
PACIFIC CONTINENTAL CORPORATION By: /s/Michael A. Reynolds Michael A. Reynolds Executive Vice President, Chief Financial Officer